 THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Global Equity Fund

Boston Partners Global Long/Short Fund

Boston Partners Global Equity Advantage Fund

(the “Funds”)

Supplement dated February 1, 2021

to the Prospectuses and Statement of Additional Information

each dated December 31, 2020

This supplement serves as notification of the following change:

1.	Change in Portfolio Managers for the Funds

Effective as of February 1, 2021, Joseph F. Feeney, Jr., CFA, Christopher K. Hart, CFA, and Joshua Jones, CFA, will share joint responsibility for the day-to-day portfolio management of the Funds.  Prior to that date, Messrs. Feeney, Hart, and Jones had shared portfolio management duties of the Funds with Joshua White, CFA, who will now transition to serve as a portfolio manager for the large cap value strategy of Boston Partners Global Investors, Inc., the investor adviser to the Funds.  Accordingly, Mr. White no longer serves as a portfolio manager to the Funds as of February 1, 2021.

If you have any questions, please call the Funds (toll-free ) at 1-888-261-4073.

* * * * *

Please retain this supplement for your reference.